UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CRANE NXT, CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CRANE NXT

VOTE

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Online

Go to **www.envisionreports.com/CXT** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 8:00 a.m. Eastern Daylight Time on June 5, 2023, except votes for Crane NXT, Co. Savings and Investment Plan shares must be received by May 31, 2023

Crane NXT., Co. Stockholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Crane NXT., Co. Stockholder Meeting to be Held on June 5, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/CXT

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/cxt**.
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 25, 2023 to facilitate timely delivery.

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Crane NXT., Co. Stockholder Meeting Notice Crane NXT., Co.’s Annual Meeting of Stockholders will be held on Monday, June 5, 2023 virtually via the Internet at www.meetnow.global/MDWD6FQ, at 10:00 a.m. Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3, and EVERY YEAR on Proposal 4: 1. Election of Directors: 01—Michael Dinkins 02—William Grogan 03—Cristen Kogl 04—Ellen McClain 05—Max H. Mitchell 06—Aaron W. Saak 07—John S. Stroup 08—James L. L. Tullis 2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2023. 3. Say on Pay – An advisory vote to approve the compensation paid to certain executive officers. 4. Say on Frequency – An advisory vote to approve the frequency with which we will ask stockholders to approve the compensation paid to certain executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CXT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Crane NXT., Co.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 25, 2023.